Exhibit 77Q1(e)(ii)


The Sub-Advisory Agreement dated July 28, 2010 between the Registrant, on behalf of ASG Managed Futures Strategy Fund, AlphaSimplex Group,
 LLC, and Reich & Tang Asset Management, LLC is incorporated by reference to exhibit (d)(2)(viii) of post-effective amendment no. 151 to the Registration Statement filed on Form Type 485BPOS on September 29, 2010 (Accession No. 0001193125-10-219577).